SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported):  April 14, 2003

             COMMON GOAL HEALTH CARE PENSION AND INCOME FUND L.P. II (Exact name of registrant as specified in its charter)

        Delaware                  0-17600               36-3644837
    (State or other          (Commission File         (IRS Employer
    jurisdiction of               Number)          Identification No.)
     incorporation)

c/o Underwood Accounting Service, 50 Sandra Drive, Ormond Beach, FL 32176
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: 386-441-1871

Item 5: Other Events

On April 14, 2003, Common Goal Health Care Pension and Income Fund L.P. II (the "Partnership") filed a Form 15 (Certification and Notice of Termination of Registration Under Section 12(g) of the Securities Exchange Act of 1934) pursuant to Rule 12(g)-4(a)(11) as it has less than 500 limited partners (490 limited partners) and for the past three fiscal years, has had total assets of less than $5,000,000. The Partnership's remaining mortgage loans outstanding will mature on April 20, 2004, at which time the Managing General Partner intends to commence an orderly liquidation of any remaining Partnership assets.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          Common Goal Health Care Pension and Income
                          Fund L.P. II
                          By:  Common Goal Capital Group, Inc. II,
                                General Partner



Date: April 14, 2003      By:  /s/ Albert E. Jenkins III
                               -------------------------------------
                               Albert E. Jenkins III, Chairman and
                               Chief Executive Officer